                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-12513 and in Registration Statement No. 33-49849 of Union Pacific Corporation on Forms S-8 of our report dated June 17, 1997 appearing in Exhibit 99(a) of Amendment No. 1 to the Annual Report on
Form 10-K of Union Pacific Corporation for the year ended December 31, 1996.


/s/ Deloitte & Touche LLP

New York, New York

June 25, 1997

                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-49785 of Union Pacific Corporation on Form S-8 of our report dated June 4, 1997, appearing in Exhibit 99(b) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1996.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

June 25, 1997

                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-51735 of Union Pacific Corporation on Form S-8 of our report dated May 1, 1997 appearing in Exhibit 99(c) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1996.

/s/ Deloitte & Touche LLP

San Jose, California

June 25, 1997

                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-53968 of Union Pacific Corporation on Form S-8 of our report dated June 4, 1997, appearing in Exhibit 99(d) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1996.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

June 25, 1997

                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-54811 of Union Pacific Corporation on Form S-8 of our report dated June 4, 1997, appearing in Exhibit 99(e) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1996.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

June 25, 1997

                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-10797 of Union Pacific Corporation on Form S-8 of our report dated June 4, 1997, appearing in Exhibit 99(f) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1996.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

June 25, 1997

                                                  Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the registration statement No. 333-13115 on Form S-8 of Union Pacific Corporation of our report dated June 20, 1997 relating to the statements of net assets available for plan benefits (modified cash basis) of Southern Pacific Rail Corporation Thrift Plan as of December 31, 1996 and 1995, and the related statements of changes in net assets available for plan benefits (modified cash basis), for the years then ended and the related supplemental schedules, which report appears in Exhibit 99(g) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1996. Our report notes these financial statements and supplemental schedules were prepared on a modified cash basis of accounting, which is a comprehensive basis of accounting other that generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP

San Francisco, California
June 25, 1997